Exhibit (n)(ii) under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K


                              MULTIPLE CLASS PLAN


                  This  Multiple  Class  Plan  (this  "Plan")  is adopted by the investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1.    PURPOSE

            This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2.   SEPARATE ARRANGEMENTS/CLASS DIFFERENCES

            The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3.    EXPENSE ALLOCATIONS

            Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

            (a)   transfer agent fees;

            (b)   printing   and  postage  expenses  related  to  preparing  and
                  distributing    materials   such   as   shareholder   reports,
                  prospectuses, and proxies to current shareholders;

            (c)   blue sky registration fees;

            (d)   SEC registration fees;

            (e) the expense of administrative personnel and services as required to support the shareholders;

            (f) litigation or other legal expenses relating solely to one Class; or

            (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4.    CONVERSION AND EXCHANGE FEATURES

            The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5.    AMENDMENT

            Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

                             CASH II SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

FEES AND EXPENSES       MAXIMUM AMOUNT ALLOCATED CASH II SHARES

SALES LOAD              None

CONTINGENT DEFERRED
SALES CHARGE ("CDSC")   None

SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE               As set forth in the attached Schedule

OTHER EXPENSES          Itemized expenses incurred by the Fund with respect to
                        holders of Cash II Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:      None

EXCHANGE PRIVILEGE:     Cash II Shares may be exchanged for Cash II Shares of
                        any other FEDERATED fund OR share class THAT DOES NOT
                        HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES
                        CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT
                        MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                            OFFERING CASH II SHARES

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

MULTIPLE CLASS COMPANY             SERIES                             12B-1
                                                                       FEE

Money Market Obligations Trust    Automated Cash Management Trust    0.25%

                                  California Municipal Cash Trust    0.20%

                                  Florida Municipal Cash Trust       0.25%

                                  New York Municipal Cash Trust      0.25%

                                  Ohio Municipal Cash Trust          0.30%

                           CASH SERIES SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

FEES AND EXPENSES       MAXIMUM AMOUNT ALLOCATED CASH SERIES SHARES

SALES LOAD              None

CONTINGENT DEFERRED
SALES CHARGE ("CDSC")   None

SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE               As set forth in the attached Schedule

OTHER EXPENSES          Itemized expenses incurred by the Fund with respect to
                        holders of Cash Series Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:      None

EXCHANGE PRIVILEGES:    Cash Series Shares may be exchanged for Cash Series
                        Shares of any other FEDERATED fund OR share class THAT
                        DOES NOT HAVE A STATED sales charge OR CONTINGENT
                        DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY
                        U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.



In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                          OFFERING CASH SERIES SHARES



The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



MULTIPLE CLASS COMPANY          SERIES                                 12B-1 FEE

Money Market Obligations Trust  California Municipal Cash Trust           0.60%

                                Connecticut Municipal Cash Trust           0.60%

                                Florida Municipal Cash Trust               0.60%

                                Massachusetts Municipal Cash Trust         0.60%

                                Minnesota Municipal Cash Trust             0.50%

                                New Jersey Municipal Cash Trust            0.60%

                                New York Municipal Cash Trust              0.60%

                                Pennsylvania Municipal Cash Trust          0.40%

                                Virginia Municipal Cash Trust              0.60%

                          CLASS A SHARES EXHIBIT

                                    TO

                           MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

FEES AND EXPENSES       MAXIMUM AMOUNT ALLOCATED CLASS A SHARES

SALES LOAD              Up to 5.5% of the public offering price

CONTINGENT DEFERRED

SALES CHARGE ("CDSC")   0.00%

SHAREHOLDER SERVICE FEE Up to 25 basis points (0.25%) of the average daily net asset value

12B-1 FEE               As set forth in the attached Schedule

REDEMPTION FEE          As set forth in the attached Schedule

OTHER EXPENSES          Itemized expenses incurred by the Fund with respect to
                        holders of Class A Shares as described in Section 3 of the Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:      None

EXCHANGE PRIVILEGE:     Class A Shares may be exchanged for Class A Shares of
                        any other Fund  Such Funds will include the Class A
                        Shares of the MDT Funds effective upon Federated
                        Investors Inc.'s acquisition of a majority of the limited liability interests in the investment adviser to the MDT Funds, MDTA LLC.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)   BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES LOAD AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

      Less than $50,000                   5.50%

      $50,000 but less than $100,000      4.50%

      $100,000 but less than $250,000     3.75%

      $250,000 but less than $500,000     2.50%

      $500,000 but less than $1 million   2.00%

      $1 million or greater               0.00%





(B)    FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the

Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

      Less than $100,000                  4.50%

      $100,000 but less than $250,000     3.75%

      $250,000 but less than $500,000     2.50%

      $500,000 but less than $1 million   2.00%

      $1 million or greater               0.00%




(C)    MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the

Schedule to this Exhibit is as follows:


      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

      Less than $1 million                1.00%

      $1 million or greater               0.00%

(D)   MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

     PURCHASE AMOUNT                      SALES CHARGE AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

     All purchases                        0.00%




(E)   ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

      PURCHASE AMOUNT                     SALES CHARGE AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

      Less than $50,000                   2.00%

      $50,000 but less than $100,000      1.75%

      $100,000 but less than $250,000     1.50%

      $250,000 +                          0.00%



 (F)   MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

       PURCHASE AMOUNT                    SALES CHARGE AS A PERCENTAGE OF
                                          PUBLIC OFFERING PRICE

       Less than $50,000                  3.00%

       $50,000 but less than $100,000     2.50%

       $100,000 but less than $250,000    2.00%

       $250,000 but less than $500,000    1.50%

       $500,000 but less than $1 million  1.00%

       $1 million or greater              0.00%



 (G)"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A

Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event,

notwithstanding anything to the contrary in the Plan or this Exhibit, such Class

A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of

(x) the purchase price of the Class A Shares or (y) the redemption price of the

Class A Shares. Any contingent deferred sales charge received upon redemption of

Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(H)REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:


      * Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

      * Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

 (I)   WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:


      *  within 120 days of redeeming shares of an equal or greater amount;

      * through a financial intermediary that did not receive a dealer reallowance on the purchase;

      *  with reinvested dividends or capital gains;

      * by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

      * by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

      * by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

      *  pursuant to the exchange privilege.



(J)    WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

      * Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

      * representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

      * of Shares that were reinvested within 120 days of a previous redemption;

      * of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

      * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

      *  of Shares purchased with reinvested dividends or capital gains;

      * imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

      * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4. SPECIAL OFFER PROGRAM

   [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

   During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

5. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

MULTIPLE CLASS COMPANY                               12B-1   REDEMPTION
   SERIES                                            FEE     FEE
Federated American Leaders Fund, Inc.                None    None

Federated Equity Funds
   Federated Capital Appreciation Fund               0.25%   None
   Federated Kaufmann Fund                           0.25%   None
   Federated Kaufmann Small Cap Fund                 0.25%   None
   Federated Large Cap Growth Fund                   0.25%   None
   Federated Market Opportunity Fund                 0.25%   None
   Federated Mid-Cap Growth Strategies Fund          None    None
   Federated Strategic Value Fund                    0.25%   None
   Federated Technology Fund                         0.25%   None

Federated Equity Income Fund, Inc.                   0.50%   None

Federated Income Securities Trust
   Federated Capital Income Fund                     None    None
   Federated Muni and Stock Advantage Fund           0.25%   None
   Federated Real Return Bond Fund                   0.25%   None
   Federatd Stock and California Muni Fund           0.25%   None

Federated International Series, Inc.
   Federated International Equity Fund               None    2% on shares
                                                             redeemed or
                                                             exchanged within
                                                             30 days of
                                                             purchase

Federated Managed Allocation Portfolios
   Federated Balanced Allocation Fund                0.25%   None
   Federated Target ETF Fund 2015                    0.25%   None
   Federated Target ETF Fund 2025                    0.25%   None
   Federated Target ETF Fund 2035                    0.25%   None

Federated Stock and Bond Fund, Inc.                  None    None

Federated World Investment Series, Inc.
   Federated International Capital Appreciation Fund 0.25%   2% on shares
                                                             redeemed or
                                                             exchanged within
                                                             30 days of
                                                             purchase
   Federated International High Income Fund          0.25%   None
   Federated International Small Company Fund        0.25%   2% on shares
                                                             redeemed or
                                                             exchanged within
                                                             30 days of
                                                             purchase

   Federated International Value Fund                0.25%   2% on shares
                                                             redeemed or
                                                             exchanged within
                                                             30 days of
                                                             purchase

2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

MULTIPLE CLASS COMPANY                             12B-1     REDEMPTION
   SERIES                                          FEE       FEE

Federated Fixed Income Securities, Inc.
   Federated Strategic Income Fund                 None      None

Federated Government Income Securities, Inc.       0.25%     None

Federated High Income Bond Fund, Inc.              None      2% on shares
                                                             redeemed or
                                                             exchanged within
                                                             90 days of
                                                             purchase

Federated Income Securities Trust
   Federated Fund for U.S. Government Securities   None      None

Federated International Series, Inc.
   Federated International Bond Fund               0.25%     None

Federated Investment Series Funds, Inc.
   Federated Bond Fund                             0.25%     None

Federated Municipal High Yield Advantage Fund, Inc.0.25%     None

Federated Municipal Securities Fund, Inc.          None      None

Federated Municipal Securities Income Trust
   Federated California Municipal Income Fund      0.25%     None
   Federated Municipal High Yield Advantage Fund   0.25%     None
   Federated New York Municipal Income Fund        0.25%     None
   Federated North Carolina Municipal Income Fund  0.25%     None
   Federated Pennsylvania Municipal Income Fund    0.40%     None
   Federated Vermont Municipal Income Fund         0.25%     None

Federated Total Return Series, Inc.
   Federated Total Return Bond Fund                0.25%     None


3.  CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME SALES LOAD SCHEDULE

MULTIPLE CLASS COMPANY                             12B-1     REDEMPTION
    SERIES                                         FEE       FEE

Federated Fixed Income Securities, Inc.
    Federated Limited Term Municipal Fund          0.25%     None

Federated Income Securities Trust
    Federated Short-Term Income Fund               0.25%     None

4. CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD SCHEDULE

MULTIPLE CLASS COMPANY                             12B-1     REDEMPTION
   SERIES                                          FEE       FEE

Money Market Obligations Trust
   Liberty U.S. Government Money Market Trust      None      None


5.                                             CLASS A SHARES SUBJECT TO THE
   ULTRASHORT BOND LOAD SCHEDULE

MULTIPLE CLASS COMPANY                             12B-1     REDEMPTION
   SERIES                                          FEE       FEE

Federated Fixed Income Securities, Inc.
   Federated Municipal Ultrashort Fund             0.25%     None

Federated Institutional Trust
   Federated Government Ultrashort Duration Fund   0.25%     None

Federated Total Return Series, Inc.
   Federated Ultrashort Bond Fund                  0.30%     None


6. CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

MULTIPLE CLASS COMPANY                             12B-1     REDEMPTION

   SERIES                                          FEE       FEE

Federated Municipal Securities Income Trust
   Federated Michigan Intermediate Municipal Trust None      None



7.  CLASS A SHARES NOT PARTICIPATING IN THE LARGE TICKET PURCHASE PROGRAM

MULTIPLE CLASS COMPANY                      SERIES

Federated Fixed Income Securities, Inc.     Federated Municipal Ultrashort Fund

Federated Institutional Trust               Federated Government Ultrashort
                                               Duration Fund

Federated Total Return Series, Inc.         Federated Ultrashort Bond Fund

                             CLASS B SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

FEES AND EXPENSES          MAXIMUM AMOUNT ALLOCATED CLASS B SHARES

SALES LOAD                 None
CONTINGENT DEFERRED SALES  Up to 5.5% of the share price at the time of purchase
CHARGE ("CDSC")            or redemption, whichever is lower
SHAREHOLDER SERVICE FEE    Up to 25 basis points (0.25%) of the average daily
                           net asset value
12B-1 FEE                  Up to 75 basis points (0.75%) of the average daily
                           net asset value
REDEMPTION FEE             As set forth in the attached Schedule
OTHER EXPENSES             Itemized expenses incurred by the Fund with respect
                           to holders of Class B Shares as described in Section
                           3 of the Plan
<

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month

EXCHANGE PRIVILEGE: Class B Shares may be exchanged for Class B Shares of any other Fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:


   (A)BASIC CDSC SCHEDULE

--------------------------------------------------
|SHARES HELD UP TO: TO:|HAVE A CDSC OF:          |
--------------------------------------------------
|        1 year        |         5.50 %          |
--------------------------------------------------
|       2 years        |         4.75 %          |
--------------------------------------------------
|       3 years        |         4.00 %          |
--------------------------------------------------
|       4 years        |         3.00 %          |
--------------------------------------------------
|       5 years        |         2.00 %          |
--------------------------------------------------
|       6 years        |         1.00 %          |
--------------------------------------------------
|       7 years        |         0.00 %          |
--------------------------------------------------
|       8 years        |Convert to Class A Shares|
--------------------------------------------------




   (B)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:





      * following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

      * representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

      * of Shares that were reinvested within 120 days of a previous redemption;

      * of Shares held by the Directors, Trustees, employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

      * of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

      * of shares purchased with reinvested dividends or capital gains;

      * imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

      * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


   (C) SYSTEMATIC WITHDRAWAL PROGRAM

   Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.





4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code

   (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the

   Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

      MULTIPLE CLASS COMPANY                       SERIES                12B-1                    REDEMPTION FEE
                                                                          FEE
Federated American Leaders Fund,                                         0.75%                         None
Inc.
Federated Equity Funds              Federated Capital Appreciation Fund  0.75%                         None
                                    Federated Kaufmann Fund              0.75%                         None
                                    Federated Kaufmann Small Cap Fund    0.75%                         None
                                    Federated Large Cap Growth Fund      0.75%                         None
                                    Federated Market Opportunity Fund    0.75%                         None
                                    Federated Mid-Cap Growth Strategies  0.75%                         None
                                    Fund
                                    Federated Technology Fund            0.75%                         None
Federated Equity Income Fund, Inc.                                       0.75%                         None
Federated Fixed Income Securities,  Federated Strategic Income Fund      0.75%                         None
Inc.
Federated Government Income                                              0.75%                         None
Securities, Inc.
Federated High Income Bond Fund,                                         0.75%                     2% on shares
Inc.                                                                                               redeemed or
                                                                                                   exchanged within
                                                                                                   90 days of purchase
Federated Income Securities Trust   Federated Capital Income Fund        0.75%                         None
                                    Federated Fund for U.S. Government   0.75%                         None
                                    Securities
                                    Federated Muni and Stock Advantage   0.75%                         None
                                    Fund

        MULTIPLE CLASS COMPANY                        SERIES                12B-1                  REDEMPTION FEE
                                                                             FEE
Federated International Series, Inc.   Federated International Bond Fund    0.75%                       None
                                       Federated International Equity Fund  0.75%                   2% on shares
                                                                                                    redeemed or
                                                                                                    exchanged within
                                                                                                    30 days of purchase
Federated Investment Series Funds,     Federated Bond Fund                  0.75%                       None
Inc.
Federated Managed Allocation           Federated Balanced Allocation Fund   0.75%                       None
Portfolios
Federated Municipal High Yield                                              0.75%                       None
Advantage Fund, Inc.
Federated Municipal Securities Fund,                                        0.75%                       None
Inc.
Federated Municipal Securities Income  Federated California Municipal       0.75%                       None
Trust                                  Income Fund
                                       Federated Municipal High Yield       0.75%                       None
                                       Advantage Fund
                                       Federated New York Municipal Income  0.75%                       None
                                       Fund
                                       Federated Pennsylvania Municipal     0.75%                       None
                                       Income Fund
Federated Stock and Bond Fund, Inc.                                         0.75%                       None
Federated Total Return Series, Inc.    Federated Total Return Bond Fund     0.75%                       None
Federated World Investment Series,     Federated International Capital      0.75%                   2% on shares
Inc.                                   Appreciation Fund                                            redeemed or
                                                                                                    exchanged within
                                                                                                    30 days of purchase
                                       Federated International High Income  0.75%                       None
                                       Fund

  MULTIPLE CLASS COMPANY                   SERIES                 12B-1                      REDEMPTION FEE
                                                                   FEE
                           Federated International Small Company  0.75%                        2% on shares redeemed
                           Fund                                                                or exchanged within 30 days
                                                                                               of purchase
                           Federated International Value Fund     0.75%                        2% on shares redeemed or exchanged
                                                                                               or exchanged within 30 days
                                                                                               of purchase
Money Market Obligations   Liberty U.S. Government Money Market   0.75%                           None
Trust                      Trust

                             CLASS C SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.0% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

FEES AND EXPENSES   MAXIMUM AMOUNT ALLOCATED CLASS C SHARES

CONTINGENT DEFERRED 1.0% of the share price at the time of purchase or
SALES CHARGE        redemption, whichever is lower is redeemed within twelve
("CDSC")            months following purchase
SHAREHOLDER SERVICE Up to 25 basis points (0.25%) of the average daily net asset
FEE                 value
12B-1 FEE           As set forth in the attached Schedule
REDEMPTION FEE      As set forth in the attached Schedule
OTHER EXPENSES      Itemized expenses incurred by the Fund with respect to
                    holders of Class C Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Class C Shares may be exchanged for Class C Shares of any other Fund.  Such Funds will include the Class C
                     Shares of the MDT Funds effective upon Federated Investors Inc.'s acquisition of a majority of the limited liability interests in the investment adviser to the MDT Funds, MDTA LLC.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A) WAIVER OF CDSC

   Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:


* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   *  of Shares that were reinvested within 120 days of a previous redemption;

   * of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   * of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

   *  of Shares purchased with reinvested dividends or capital gains;

   * imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

   * of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4. REDEMPTION FEE

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS C SHARES



The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

       MULTIPLE CLASS COMPANY                      SERIES               12B-1                     REDEMPTION FEE
                                                                         FEE
Federated American Leaders Fund, Inc.                                   0.75%                          None
Federated Equity Funds                Federated Capital Appreciation    0.75%                          None
                                      Fund
                                      Federated Kaufmann Fund           0.75%                          None
                                      Federated Kaufmann Small Cap Fund 0.75%                          None
                                      Federated Large Cap Growth Fund   0.75%                          None
                                      Federated Market Opportunity Fund 0.75%                          None
                                      Federated Mid Cap Growth          0.75%                          None
                                      Strategies Fund
                                      Federated Strategic Value Fund    0.75%                          None
                                      Federated Technology Fund         0.75%                          None
Federated Equity Income Fund, Inc.                                      0.75%                          None
Federated Fixed Income Securities,    Federated Strategic Income Fund   0.75%                          None
Inc.
Federated Government Income                                             0.75%                          None
Securities, Inc.
Federated High Income Bond Fund, Inc.                                   0.75%                      2% on shares
                                                                                                   redeemed or exchanged
                                                                                                   within 90 days of
                                                                                                   purchase

      MULTIPLE CLASS COMPANY                      SERIES                12B-1                    REDEMPTION FEE
                                                                         FEE
Federated Income Securities Trust  Federated Capital Income Fund        0.75%                         None
                                   Federated Fund for U.S. Government   0.75%                         None
                                   Securities
                                   Federated Muni and Stock Advantage   0.75%                         None
                                   Fund
                                   Federated Real Return Bond Fund      0.75%                         None
                                   Federated Stock and California Muni  0.75%                         None
                                   Fund
Federated Index Trust              Federated Max-Cap Index Fund         0.75%                         None
                                   Federated Mini-Cap Index Fund        0.75%                         None
Federated International Series,    Federated International Bond Fund    0.75%                         None
Inc.
                                   Federated International Equity Fund  0.75%                    2% on shares
                                                                                                 redeemed or exchanged
                                                                                                 within 30 days of
                                                                                                 purchase
Federated Investment Series Funds, Federated Bond Fund                  0.75%                         None
Inc.
Federated Managed Allocation       Federated Balanced Allocation Fund   0.75%                         None
Portfolios
Federated Municipal Securities                                          0.75%                         None
Fund, Inc.
Federated Municipal Securities     Federated Municipal High Yield       0.75%                         None
Income Trust                       Advantage Fund
Federated Stock and Bond Fund,                                          0.75%                         None
Inc.
Federated Total Return Series,     Federated Total Return Bond Fund     0.75%                         None
Inc.

    MULTIPLE CLASS COMPANY                      SERIES                  12B-1                    REDEMPTION FEE
                                                                         FEE
Federated World Investment     Federated International Capital          0.75%                    2% on shares redeemed
Series, Inc.                   Appreciation Fund                                                 or exchanged within 30 days
                                                                                                 of purchase
                               Federated International High Income Fund 0.75%                         None
                               Federated International Small Company    0.75%                    2% on shares redeemed
                               Fund                                                              or exchanged within 30 days
                                                                                                 of purchase
                               Federated International Value Fund       0.75%                    2% on shares redeemed
                                                                                                 or exchanged within 30 days
                                                                                                 of purchase
Money Market Obligations Trust Liberty U.S. Government Money Market     0.75%                         None
                               Trust

                            CLASS F SHARES* EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

FEES AND EXPENSES           MAXIMUM AMOUNT ALLOCATED CLASS F SHARES

SALES LOAD                  Up to 100 basis points (1.00%) of the public
                            offering price
CONTINGENT DEFERRED SALES   Up to 100 basis points (1.00%) of the share price at
CHARGE ("CDSC")             the time of original purchase or redemption,
                            whichever is lower
SHAREHOLDER SERVICE FEE     Up to 25 basis points (0.25%) of the average daily
                            net asset value
12B-1 FEE                   As set forth in the attached Schedule
OTHER EXPENSES              Itemized expenses incurred by the Fund with respect
                            to holders of Class F Shares as described in Section
                            3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None
EXCHANGE PRIVILEGES: Class F Shares may be exchanged for Class F Shares of any other Fund.



In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:


   (A)BASIC SALES LOAD SCHEDULE *

<                      SALES CHARGE AS PERCENTAGE      SALES CHARGE AS A
                       OF OFFERING PRICE               PERCENTAGE OF NAV
PURCHASE AMOUNT:

Less than $1 million        1.00%                         1.01%
$1 million or greater       0.00%                         0.00%

   * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.


   (B)CDSC SCHEDULE

   Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

                                                             CONTINGENT DEFERRED
PURCHASE AMOUNT:                    SHARES HELD:                SALES CHARGE:

Under $2 million                    4 years or less                 1.00%
$2 million but less than $5 million 2 years or less                 0.50%
$ 5 million or greater              1 year or less                  0.25%



   (C)REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:





* Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single- participant retirement account); provided that such purchases and investments can be linked using tax identification numbers
     (TINs),  social security numbers (SSNs), or Broker  Identification  Numbers
     (BINs); and

* Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

    (D)     WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

*    within 120 days of redeeming Shares of an equal or greater amount;

* through a financial intermediary that did not receive a dealer reallowance on the purchase;

{circle}by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;



*    with reinvested dividends or capital gains;

* by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

*        pursuant to the exchange privilege.

 (E)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

* (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

* following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

* representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

* of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

* of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

* of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

*    of Shares purchased with reinvested dividends or capital gains;

{circle}imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

* of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

* representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS F SHARES



The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE



              MULTIPLE CLASS COMPANY                                   SERIES                           12B-1 FEE
Federated American Leaders Fund, Inc.                                                                   None
Federated Equity Income Fund, Inc                                                                       0.25%
Federated Fixed Income Securities, Inc.             Federated Limited Term Municipal Fund               0.15%
                                                    Federated Strategic Income Fund                     0.50%
Federated Government Income Securities, Inc.                                                            None
Federated Income Securities Trust                   Federated Capital Income Fund                       0.25%
Federated Investment Series Funds, Inc.             Federated Bond Fund                                 None
Federated Municipal High Yield Advantage Fund, Inc.                                                     0.25%
Federated Municipal Securities Income Trust         FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND       0.25%
                                                    Federated Ohio Municipal Income Fund                0.40%
Money Market Obligations Trust                      Liberty U.S. Government Money Market Trust          None

                             CLASS K SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class K Shares will bear the following fees and expenses:

FEES AND EXPENSES             MAXIMUM AMOUNT ALLOCATED CLASS K SHARES

SALES LOAD                    None

CONTINGENT DEFERRED SALES
CHARGE ("CDSC")               None

REDEMPTION FEE                As set forth in the attached Schedule.

SHAREHOLDER SERVICE FEE       As set forth in the attached Schedule

12B-1 FEE                     As set forth in the attached Schedule

OTHER EXPENSES                Itemized expenses incurred by the Fund with
                              respect to holders of Class K Shares as described in Section 3 of the Multiple Class Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:      None

EXCHANGE PRIVILEGE:     With respect to the Kaufmann Fund, Class K Shares may be
                        exchanged for Class A Shares or Class K Shares of any other Fund. With respect to the other funds, Class K
                        Shares may be exchanged for Class K Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer-sponsored retirement plans.

                               SCHEDULE OF FUNDS

                            OFFERING CLASS K SHARES



The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



             MULTIPLE CLASS COMPANY                              SERIES                 12B-1  SHAREHOLDER SERVICES  REDEMPTION FEE
                                                                                         FEE            FEE
Federated American Leaders Fund, Inc.                                                   0.50%          None               None
Federated Equity Funds                            Federated Capital Appreciation Fund   0.50%          None               None
                                                  Federated Kaufmann Fund               0.50%          0.25%              0.20%
                                                  Federated Kaufmann Small Cap Fund     0.50%          None               None
                                                  FEDERATED MID-CAP GROWTH STRATEGIES   0.50%          NONE               NONE
                                                  FUND
Federated Index Trust                             Federated Max-Cap Index Fund          0.50%          None               None
Federated Managed Allocation Portfolios           Federated Target ETF Fund 2015        0.50%          None               None
                                                  Federated Target ETF Fund 2025        0.50%          None               None
                                                  Federated Target ETF Fund 2035        0.50%          None               None
FEDERATED MDT SERIES                              FEDERATED MDT ALL CAP CORE FUND       0.50%          NONE               NONE
                                                  FEDERATED MDT BALANCED FUND           0.50%          NONE               NONE
Federated Stock and Bond Fund, Inc.                                                     0.50%          None               None
Total Return Series, Inc.                         Federated Total Return Bond Fund      0.50%          None               None
Federated U.S. Government Securities Fund: 2-5                                          0.50%          None               None
Years
MONEY MARKET OBLIGATIONS TRUST                    AUTOMATED CASH MANAGEMENT TRUST       0.50%          NONE               NONE

                      INSTITUTIONAL CAPITAL SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL CAPITAL SHARES

SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE  Up to 25 basis points (0.25%) of the average daily net
FEE                  asset value
12B-1 FEE            None
OTHER EXPENSES       Itemized expenses incurred by the Fund with respect to
                     holders of Institutional Capital Shares as described in
                     Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Institutional Capital Shares may be exchanged for
                     Institutional Capital Shares of any other FEDERATED fund OR share class THAT DOES NOT HAVE A STATED sales charge OR A CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A
                     SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                     OFFERING INSTITUTIONAL CAPITAL SHARES



The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan..

------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |             SERIES              |
------------------------------------------------------------------
|Money Market Obligations Trust|California Municipal Cash Trust  |
------------------------------------------------------------------
|                              |Government Obligations Fund      |
------------------------------------------------------------------
|                              |Municipal Obligations Fund       |
------------------------------------------------------------------
|                              |Prime Cash Obligations Fund      |
------------------------------------------------------------------
|                              |Prime Management Obligations Fund|
------------------------------------------------------------------
|                              |Prime Value Obligations Fund     |
------------------------------------------------------------------
|                              |Treasury Obligations Fund        |
------------------------------------------------------------------

                      INSTITUTIONAL SERVICE SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SERVICE SHARES

SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE  Up to 25 basis points (0.25%) of the average daily net
FEE                  asset value
12B-1 FEE            As set forth in the attached Schedule
OTHER EXPENSES       Itemized expenses incurred by the Fund with respect to
                     holders of Institutional Service Shares as described in
                     Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:   None

EXCHANGE PRIVILEGES: Institutional Service Shares may be exchanged for
                     Institutional Service Shares of any other FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES
                     OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES. Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary
                     Fund Schedule" attached hereto.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                     OFFERING INSTITUTIONAL SERVICE SHARES



The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

                                  MULTIPLE CLASS COMPANY                                      SERIES               12B-1
                                                                                                                    FEE
Federated Adjustable Rate Securities Fund                                                                          0.25%
Federated GNMA Trust                                                                                               0.25%
Federated Income Securities Trust                                                Federated Intermediate Corporate  0.25%
                                                                                 Bond Fund
                                                                                 Federated Short-Term Income Fund  0.25%
Federated Income Trust                                                                                             0.25%
Federated Index Trust                                                            Federated Max-Cap Index Fund      0.30%
Federated Institutional Trust                                                    Federated Government Ultrashort   0.25%
                                                                                 Duration Fund
                                                                                 FEDERATED INTERMEDIATE            0.25%
                                                                                 GOVERNMENT/CORPORATE FUND
FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.                                                                        0.25%
(formerly, Federated Limited Duration Government Fund, Inc.)
Federated Short-Term Municipal Trust                                                                               0.25%
Federated Total Return Government Bond Fund                                                                        0.25%
Federated Total Return Series, Inc.                                              Federated Mortgage Fund           0.25%
                                                                                 Federated Total Return Bond Fund  0.25%
                                                                                 Federated Ultrashort Bond Fund    0.25%
Federated U.S. Government Securities Fund:  1-3 Years                                                              0.25%
Federated U.S. Government Securities Fund:  2-5 Years                                                              0.25%
Money Market Obligations Trust                                                   Arizona Municipal Cash Trust      None
                                                                                 Automated Cash Management Trust   None
                                                                                 California Municipal Cash Trust   None
                                                                                 Connecticut Municipal Cash Trust  None
                                                                                 Government Obligations Fund       None
                                                                                 Government Obligations Tax-       None
                                                                                 Managed Fund
                                                                                 Massachusetts Municipal Cash      None
                                                                                 Trust
                                                                                 Michigan Municipal Cash Trust     None
                                                                                 Municipal Obligations Fund        None
                                                                                 New Jersey Municipal Cash Trust   0.10%
                                                                                 New York Municipal Cash Trust     0.25%
                                                                                 Ohio Municipal Cash Trust         None
                                                                                 Pennsylvania Municipal Cash Trust None
                                                                                 Prime Cash Obligations Fund       None
                                                                                 Prime Management Obligations Fund None
                                                                                 Prime Obligations Fund            None
                                                                                 Prime Value Obligations Fund      None
                                                                                 Tax-Free Instruments Trust        None
                                                                                 Tax-Free Obligations Fund         None
                                                                                 Treasury Obligations Fund         None
                                                                                 U.S. Treasury Cash Reserves       0.25%
                                                                                 Virginia Municipal Cash Trust     None

                          PROPRIETARY FUND SCHEDULE -

                          INSTITUTIONAL SERVICE SHARES



Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

----------------------------------------------------------------
| MULTIPLE CLASS SERIES/COMPANY  |NON-PLAN INVESTMENT COMPANIES|
----------------------------------------------------------------
|Money Market Obligations Trust -|WesMark Funds                |
|Automated Cash Management Trust |                             |
----------------------------------------------------------------

                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

FEES AND EXPENSES        MAXIMUM AMOUNT ALLOCATED INSTITUTIONAL SHARES

SALES LOAD               None
CONTINGENT DEFERRED      None
SALES CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE  Up to 25 basis points (0.25%) of the average daily net asset value
12B-1 FEE                As set forth in the attached Schedule
OTHER EXPENSES           Itemized expenses incurred by the Fund with respect to
                         holders of Institutional Shares as described in
                         Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Institutional Shares may be exchanged for Institutional
                    Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares. SUCH FUNDS WILL INCLUDE THE INSTITUTIONAL SHARES OF THE MDT FUNDS EFFECTIVE UPON FEDERATED INVESTORS INC.'S ACQUISITION OF A MAJORITY OF THE LIMITED LIABILITY INTERESTS IN
                    THE INVESTMENT ADVISER TO THE MDT FUNDS, MDTA LLC.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                         OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

           MULTIPLE CLASS COMPANY                                 SERIES                      12B-1 FEE
Federated Adjustable Rate Securities Fund                                                     None
Federated Equity Funds                       Federated Strategic Value Fund                   None
Federated Fixed Income Securities, Inc.      Federated Municipal Ultrashort Fund              None
Federated GNMA Trust                                                                          None
Federated Income Securities Trust            Federated Intermediate Corporate Bond Fund       None
                                             Federated Real Return Bond Fund                  None
                                             Federated Short-Term Income Fund                 None
Federated Income Trust                       Federated Income Trust                           None
Federated Index Trust                        Federated Max-Cap Index Fund                     None
                                             Federated Mini-Cap Index Fund                    None
Federated Institutional Trust                Federated Government Ultrashort Duration Fund    None
                                             Federated Intermediate Government/Corporate Fund None
Federated Intermediate Government Fund, Inc.                                                  None
Federated Managed Allocation Portfolios      Federated Conservative Allocation Fund           None
                                             Federated Growth Allocation Fund                 None
                                             Federated Moderate Allocation Fund               None
                                             Federated Target ETF Fund 2015                   None
                                             Federated Target ETF Fund 2025                   None
                                             Federated Target ETF Fund 2035                   None
FEDERATED MDT SERIES                         FEDERATED MDT ALL CAP CORE FUND                  NONE
                                             FEDERATED MDT BALANCED FUND                      NONE
                                             FEDERATED MDT LARGE CAP GROWTH FUND              NONE
                                             FEDERATED MDT MID CAP GROWTH FUND                NONE
                                             FEDERATED MDT SMALL CAP CORE FUND                NONE
                                             FEDERATED MDT SMALL CAP GROWTH FUND              NONE
                                             FEDERATED MDT SMALL CAP VALUE FUND               NONE
                                             FEDERATED MDT TAX AWARE/ALL CAP CORE FUND        NONE
Federated Short-Term Municipal Trust                                                          None
Federated Total Return Government Bond Fund                                                   None

MULTIPLE CLASS COMPANY                                SERIES                                  12B-1 FEE
Federated Total Return Series, Inc.                   Federated Mortgage Fund                 None
                                                      Federated Total Return Bond Fund        None
                                                      Federated Ultrashort Bond Fund          None
Federated U.S. Government Securities Fund:  1-3 Years                                         None
Federated U.S. Government Securities Fund:  2-5 Years                                         None
Intermediate Municipal Trust                          Federated Intermediate Municipal Trust  None
Money Market Obligations Trust                        California Municipal Cash Trust         None
                                                      Florida Municipal Cash Trust            0.25%
                                                      Government Obligations Fund             None
                                                      Government Obligations Tax-Managed Fund None
                                                      Michigan Municipal Cash Trust           None
                                                      Minnesota Municipal Cash Trust          None
                                                      Municipal Obligations Fund              None
                                                      New Jersey Municipal Cash Trust         None
                                                      New York Municipal Cash Trust           None
                                                      Ohio Municipal Cash Trust               None
                                                      Pennsylvania Municipal Cash Trust       None
                                                      Prime Cash Obligations Fund             None
                                                      Prime Management Obligations Fund       None
                                                      Prime Obligations Fund                  None
                                                      Prime Value Obligations Fund            None
                                                      Tax-Free Obligations Fund               None
                                                      Treasury Obligations Fund               None
                                                      U.S. Treasury Cash Reserves             None
                                                      Virginia Municipal Cash Trust           None

                           INVESTMENT SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

FEES AND EXPENSES         MAXIMUM AMOUNT ALLOCATED INVESTMENT SHARES
SALES LOAD                None
CONTINGENT DEFERRED SALES None
CHARGE ("CDSC")
SHAREHOLDER SERVICE FEE   Up to 25 basis points (0.25%) of the average daily net
                          asset value
12B-1 FEE                 None
OTHER EXPENSES            Itemized expenses incurred by the Fund with respect to
                          holders of Investment Shares as described in
                          Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS: None

EXCHANGE RIGHTS:   Investment Shares may be exchanged for Investment Shares of any other FEDERATED fund OR share class THAT DOES NOT
                   HAVE A STATED sales charge OR CONTINGENT DEFERRED SALES
                   CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT
                   MONEY MARKET TRUST AND CLASS K SHARES.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                               SCHEDULE OF FUNDS

                           OFFERING INVESTMENT SHARES



The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

-----------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |          SERIES          |
-----------------------------------------------------------
|Edward Jones Money Market Fund|                          |
-----------------------------------------------------------
|Money Market Obligations Trust|Tax-Free Instruments Trust|
-----------------------------------------------------------

                              TRUST SHARES EXHIBIT

                                       TO

                              MULTIPLE CLASS PLAN



1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

FEES AND EXPENSES    MAXIMUM AMOUNT ALLOCATED TRUST SHARES
SALES LOAD           None
CONTINGENT DEFERRED  None
SALES CHARGE
("CDSC")
SHAREHOLDER SERVICE  None
FEE
12B-1 FEE            Up to 25 basis points (0.25%) of the average daily net
                     asset value
OTHER EXPENSES       Itemized expenses incurred by the Fund with respect to
                     holders of Trust Shares as described in Section 3 of the Multiple Class Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

CONVERSION RIGHTS:  None

EXCHANGE PRIVILEGE: Trust Shares may be exchanged for Trust Shares of any other
                    FEDERATED fund OR SHARE CLASS THAT DOES NOT HAVE A
                    STATED SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE, EXCEPT CLASS A SHARES OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST AND CLASS K SHARES.

                               SCHEDULE OF FUNDS

                             OFFERING TRUST SHARES



The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



-----------------------------------------------------------------------
|    MULTIPLE CLASS COMPANY    |          SERIES           |12B-1 PLAN|
-----------------------------------------------------------------------
|Money Market Obligations Trust|Government Obligations Fund|  0.25%   |
-----------------------------------------------------------------------
|                              |Prime Obligations Fund     |  0.25%   |
-----------------------------------------------------------------------







40